HERSHA HOSPITALITY TRUST

                                   OPTION PLAN



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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I DEFINITIONS........................................................1

      1.01. Administrator....................................................1
      1.02. Affiliate........................................................1
      1.03. Agreement........................................................1
      1.04. Board............................................................1
      1.05. Class A Common Shares............................................1
      1.06. Class B Common Shares............................................2
      1.07. Code.............................................................2
      1.08. Committee........................................................2
      1.09. Company..........................................................2
      1.10. Exchange Act.....................................................2
      1.11. Fair Market Value................................................2
      1.12. Limited Partnership Interest.....................................3
      1.13. Non-Public Company...............................................3
      1.14. Original Limited Partners........................................3
      1.15. Participant......................................................3
      1.16. Partnership......................................................3
      1.17. Partnership Agreement............................................3
      1.18. Plan.............................................................4
      1.19. Public Company...................................................4
      1.20. Share Option.....................................................4
      1.21. Unit.............................................................4
      1.22. Unit Option......................................................4

ARTICLE II PURPOSES..........................................................4


ARTICLE III ADMINISTRATION...................................................5


ARTICLE IV ELIGIBILITY.......................................................6


ARTICLE V SHARES AND UNITS SUBJECT TO THE PLAN...............................7

      5.01. Shares and Units Issued..........................................7
      5.02. Aggregate Limit..................................................7
      5.03. Reallocation of Shares and Units.................................7

ARTICLE VI SHARE OPTION AND UNIT OPTIONS.....................................8

      6.01. Award............................................................8
      6.02. Option Price.....................................................8
      6.03. Maximum Option Period............................................8
      6.04. Nontransferability...............................................8
      6.05. Transferable Options.............................................9
      6.06. Employee Status..................................................9
      6.07. Exercise........................................................10
      6.08. Payment.........................................................10
      6.09. Shareholder and Partnership Rights..............................11
      6.10. Disposition of Shares...........................................11
      6.11. Information About Grants........................................11

ARTICLE VII ADJUSTMENT UPON CHANGE IN CLASS B COMMON SHARES.................12


ARTICLE VIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES..........13


ARTICLE IX GENERAL PROVISIONS...............................................14

      9.01. Effect on Employment and Service................................14
      9.02. Unfunded Plan...................................................14
      9.03. Rules of Construction...........................................15

ARTICLE X AMENDMENT.........................................................15


ARTICLE XI DURATION OF PLAN.................................................15


ARTICLE XII EFFECTIVE DATE OF PLAN..........................................16




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                                      14

                                    ARTICLE I
                                   DEFINITIONS

1.01. Administrator

      Administrator means the administrator of the Plan with respect to Share Options and with respect to Unit Options, as identified in subsection (a) or (b) below.
      (a) With respect to Share Options, the Administrator shall be: (i) while the Company is a Non-Public Company, the Board, and (ii) while the Company is a Public Company, the Committee and any delegate of the Committee that is appointed in accordance with Article III.
      (b) With respect to Unit Options, the Administrator shall be the Partnership, which may act through its general partner.

1.02. Affiliate

      Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company.

1.03. Agreement

      Agreement  means  a  written  agreement   (including  any  amendment  or
supplement thereto) between the Company or the Partnership and a Participant specifying the terms and conditions of a Share Option or a Unit Option.

1.04. Board

      Board means the Board of Trustees of the Company.

1.05. Class A Common Shares

      Class A Common Shares means the Priority Class A common shares of beneficial interest of the Company.

1.06. Class B Common Shares

      Class B Common Shares means the Class B common shares of beneficial interest of the Company.

1.07. Code

      Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08. Committee

      Committee means a Committee of the Board, appointed to administer the Plan, comprised of two or more Trustees, each of whom qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

1.09. Company

      Company  means  Hersha   Hospitality   Trust,  a  Maryland  real  estate
investment trust.

1.10. Exchange Act

      Exchange Act means the Securities Exchange Act of 1934, as amended.

1.11. Fair Market Value

      Fair Market Value means, on any given date, the current fair market value of a Class B Common Share or a Unit, as applicable, as determined pursuant to subsection (a), (b) or (c) below.
      (a) The Fair Market Value of a Class B Common Share shall be determined by the Committee using any reasonable method in good faith.
      (b) The Fair Market Value of a Unit shall be determined by the Partnership using any reasonable method in good faith.
      (c) Notwithstanding the foregoing, the Fair Market Value of a Class B Common Share and a Unit on the effective date of the registration statement relating to the Company's initial public offering of the Class A Common
Shares  shall be the  initial  public  offering  price  of the  Class A Common
Shares.

1.12. Limited Partnership Interest

      Limited Partnership Interest has the meaning given to that term in the Partnership Agreement.

1.13. Non-Public Company

      Non-Public Company means an entity that has never sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended.

1.14. Original Limited Partners

      Original Limited Partners has the meaning given to that term in the Partnership Agreement.

1.15. Participant

      Participant means an employee of the Partnership or the Company, including an employee who is a member of the Board, or an individual who provides services to the Partnership or the Company (other than solely in his capacity as a member of the Board), who satisfies the requirements of Article IV and is selected by the Administrator to receive a Share Option or a Unit Option.

1.16. Partnership

      Partnership means Hersha Hospitality Limited Partnership, a Virginia limited partnership.

1.17. Partnership Agreement

      Partnership Agreement means the Amended and Restated Agreement of Limited Partnership of Hersha Hospitality Limited Partnership.

1.18. Plan

      Plan means the Hersha Hospitality Trust Option Plan.

1.19. Public Company

      Public Company means an entity that has sold  securities  pursuant to an
effective   registration   statement  on  Form  S-11  filed  pursuant  to  the
Securities Act of 1933, as amended.

1.20. Share Option

      Share Option means a share option that entitles the holder to purchase from the Company a stated number of Class B Common Shares at the price set forth in an Agreement.

1.21. Unit

      Unit means a unit of Limited Partnership Interest that confers the same rights and obligations to the holder as conferred, in accordance with the
Partnership Agreement as amended from time to time, by the Limited Partnership Interests of the Original Limited Partners.

1.22. Unit Option

      Unit Option means a unit option that entitles the holder the purchase from the Partnership a stated number of Units at the price set forth in an Agreement.

                                   ARTICLE II
                                    PURPOSES

      The Plan is intended to assist the Company and the Partnership in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and the Partnership, and to associate their interests with those of the Company and its shareholders and the Partnership and its partners. The Plan is intended to permit the grant of both Share Options qualifying under Section 422 of the Code ("incentive share options") and Share Options and Unit Options not so qualifying. No Share Option that is intended to be an incentive share option shall be invalid for failure to qualify as an incentive share option. The proceeds received by the Company from the sale of Common Shares pursuant to this Plan shall be used for general corporate purposes, and the proceeds received by the Partnership from the sale of Units pursuant to this Plan shall be used for the general purposes of the Partnership.

                                   ARTICLE III
                                 ADMINISTRATION

      The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Share Options and Unit Options upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of a Share Option or Unit Option. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Share Option or Unit Option may be exercised, subject to Section 6.07 of this Plan. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Board or the Committee or any partner in the Partnership shall be liable for any act done in good faith with respect to this Plan or any Agreement or Share Option or Unit Option. All expenses of administering this Plan shall be borne by the Company and the Partnership on a basis that is equitable in light of all relevant factors, including without limitation the relative number of Share Options or Unit Options granted to employees or other service-providers of the Company, on one hand, and employees or other service-providers of the Partnership, on the other.
      The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants of Share Options to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                   ARTICLE IV
                                   ELIGIBILITY

      Any employee of the Partnership or the Company, or any individual who provides services to the Partnership or the Company, other than solely in his capacity as a member of the Board, is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Partnership or the Company. Members of the Board who are employees of the Company or the Partnership, or who provide services to the Company or the Partnership in addition to services as a Board member, may be selected to participate in this Plan.

                                    ARTICLE V
                      SHARES AND UNITS SUBJECT TO THE PLAN

5.01. Shares and Units Issued

      Upon the exercise of any Share Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs) Class B Common Shares from its authorized but unissued Class B Common Shares. Upon the exercise of any Unit Option, the Partnership may deliver to the Participant (or the Participant's broker if the Participant so directs) Units authorized but not previously outstanding.

5.02. Aggregate Limit

      A maximum of 650,000 Class B Common Shares and Units, in the aggregate, may be issued under this Plan pursuant to the exercise of Share Options and Unit Options. The maximum aggregate limit set forth in the preceding sentence is subject to adjustment as provided in Article VII.

 5.03.  Reallocation  of Shares and Units

      If a Share Option is terminated, in whole or in part, for any reason other than its exercise, the number of Class B Common Shares allocated to the Share Option or portion thereof may be reallocated to other Share Options or Unit Options to be granted under this Plan. If a Unit Option is terminated, in whole or in part, for any reason other than its exercise, the number of Units allocated to the Unit Option or portion thereof may be reallocated to other Unit Options or Share Options to be granted under this Plan.

                                   ARTICLE VI
                          SHARE OPTION AND UNIT OPTIONS

6.01. Award

      In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Share Option or Unit Option is to be granted and will specify the number of Class B Common Shares or Units covered by such awards; provided, however, that no individual may be granted Share Options and Unit Options in any calendar year covering more than 650,000 Class B Common Shares and Units, in the aggregate.
6.02. Option Price

      The price per share for Class B Common Shares purchased on the exercise of a Share Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Share Option is granted. The price per unit for Units purchased on exercise of a Unit Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Unit Option is granted.

 6.03. Maximum Option Period

      The maximum period in which a Share Option or Unit Option may be exercised shall be determined by the Administrator on the date of grant, except that no Share Option or Unit Option shall be exercisable after the expiration of five years from the date such Option was granted.

6.04. Nontransferability

      Except as provided in Section 6.05, each Share Option and Unit Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Share Option or Unit Option is granted, the Share Option or Unit Option may be exercised only by the Participant. No right or interest of a Participant in any Share Option or Unit Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05. Transferable Options

      Section 6.04 to the contrary notwithstanding, if the Agreement provides, a Unit Option or a Share Option that is not an incentive share option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities and Exchange Commission Rule 16b-3 as in effect from time to time. The holder of a Share Option or Unit Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Share Option or Unit Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Share Option or Unit Option except by will or the laws of descent and distribution.

 6.06. Employee Status

      For purposes of determining the applicability of Section 422 of the Code (relating to incentive share options), or in the event that the terms of any Share Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.07. Exercise

      A Share Option or Unit Option granted under this Plan will be exercisable only if (i) the Company obtains a per share closing price on the Class A Common Shares of $9.00 or higher for 20 consecutive trading days; and (ii) the closing price on the Class A Common Shares for the prior trading day was $9.00 or higher. Subject to the preceding sentence and the other provisions of this Plan and the applicable Agreement, a Share Option or Unit Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive share options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for Class B Common Shares having a Fair Market Value (determined as of the date a Share Option is granted) exceeding the amount prescribed by the Code (currently $100,000). A Share Option or Unit Option granted under this Plan may be exercised with respect to any number of whole Class B Common Shares or Units less than the full number for which the Share Option or Unit Option could be exercised. A partial exercise of a Share Option or Unit Option shall not affect the right to exercise the Share Option or Unit Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining Class B Common Shares or Units subject to the Share Option or Unit Option.

6.08. Payment

      Unless otherwise provided by the Agreement, payment of the Share Option price shall be made in cash or a cash equivalent acceptable to the Administrator, or by the surrender to the Company or attestation of ownership of Class B Common Shares. If Class B Common Shares are used to pay all or part of the Share Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares that are surrendered or that are the subject of attestation must not be less than the Share Option price of the shares for which the Share Option is being exercised. Unless otherwise provided by the Agreement, payment of the Unit Option price shall be made in cash or a cash equivalent acceptable to the Administrator, or by the surrender to the Partnership or attestation of ownership of Units. If Units are used to pay all or part of the Unit Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the Units that are surrendered or that are the subject of attestation must not be less than the Unit Option price of the Units for which the Unit Option is being exercised.

6.09. Shareholder and Partnership Rights

      No Participant shall have any rights as a shareholder of the Company with respect to shares subject to his Share Option, or as a partner in the Partnership with respect to Units subject to his Unit Option, until the date of exercise of such Share Option or Unit Option, as applicable.

6.10. Disposition of Shares

      A Participant shall notify the Company of any sale or other disposition of Class B Common Shares acquired pursuant to a Share Option that was an incentive share option if such sale or disposition occurs (i) within two years of the grant of the Share Option or (ii) within one year of the issuance of the Class B Common Shares to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

6.11. Information About Grants

      Upon request by the Board, the Partnership shall promptly provide the Board with information relating to Unit Options granted by the Partnership under the Plan including without limitation the aggregate number of Units covered by Unit Options granted through the date the information is provided, and the number of Units, if any, with respect to which Unit Options have been exercised or forfeited or have expired. Upon request by the Partnership, the Board shall promptly provide the Partnership with information relating to Share Options granted by the Company under the Plan including without limitation the aggregate number of Class B Common Shares covered by Share Options granted through the date the information is provided, and the number of Class B Common Shares, if any, with respect to which Share Options have been exercised or forfeited or have expired.

                                   ARTICLE VII
               ADJUSTMENT UPON CHANGE IN CLASS B COMMON SHARES

      The maximum number and the kind of shares as to which Share Options may be granted under this Plan, the terms of outstanding Share Options and the per individual limitations on the number and kind of shares for which Share Options may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (i) the Company (a) effects one or more share dividends, share split-ups, subdivisions or consolidations of shares or
(b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event (including without limitation the Company's conversion of all Class B Common Shares into another security of the Company) which, in the judgment of the Board, necessitates such action. Any determination made under this Article VII by the Board or the Committee shall be final and conclusive.

      The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Share Options may be granted, the per individual limitations on the number of shares for which Share Options may be granted or the terms of outstanding Share Options (except for the conversion by the Company of all Class B Common Shares into another security of the Company, in which case the terms of, and kind of securities subject to, outstanding Share Options will be appropriately adjusted).

      The Committee may grant Share Options in substitution for stock options or similar awards held by an individual who becomes an employee of or other service provider to the Company in connection with a transaction described in the first paragraph of this Article VII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Share Option grants shall be as the Committee, in its discretion, determines is appropriate.

                                  ARTICLE VIII
            COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

      No Share Option or Unit Option shall be exercisable, no Class B Common Shares or Units shall be issued, no certificates for Class B Common Shares or Units shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations
(including, without limitation, withholding tax requirements), any listing agreement to which the Company or the Partnership is a party, and the rules of all domestic stock exchanges on which the Class B Common Shares or Class A Common Shares or the Units may be listed. The Company shall have the right to rely on an opinion of its counsel, and the Partnership shall have the right to rely on an opinion of its counsel, as to such compliance. Any share certificate issued to evidence Class B Common Shares for which a Share Option is exercised, or unit certificate issued to evidence Units for which a Unit Option is exercised, may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Share Option or Unit Option shall be exercisable, no certificate for Class B Common Shares or Units shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE IX
                               GENERAL PROVISIONS

9.01. Effect on Employment and Service

      Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or the Partnership or in any way affect any right and power of the Company or the Partnership to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

9.02. Unfunded Plan

      The Plan, insofar as it provides for grants, shall be unfunded, and neither the Company nor the Partnership shall be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company or the Partnership to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company or the Partnership shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company or the Partnership.

 9.03. Rules of Construction

      Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                    ARTICLE X
                                    AMENDMENT

      The Board and the Partnership may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until approval of the Company's shareholders is obtained if the amendment increases the aggregate number of Class B Common Shares that may be issued under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Share Option or Unit Option outstanding at the time such amendment is made.

                                   ARTICLE XI
                                DURATION OF PLAN

      No Share Option or Unit Option may be granted under this Plan more than ten years after the earlier of the date that the Plan is adopted by the Board or is approved by the Company's shareholders as provided in Article XII. Share Options and Unit Options granted before that date shall remain valid in accordance with their terms.

                                   ARTICLE XII
                             EFFECTIVE DATE OF PLAN

      Share Options and Unit Options may be granted under this Plan upon its adoption by the Board and the Partnership, provided that no Share Option or Unit Option shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present.